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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
              PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, L. Allen Plunk, the Executive Vice President, Chief Financial Officer and Secretary of Viewlocity, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Form 10-K of the Company for the fiscal year ended December 31, 2002 (the "Form 10-K"), to my knowledge, fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 19, 2003



/s/ L. Allen Plunk
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L. Allen Plunk
Executive Vice President, Chief Financial Officer and Secretary